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                                                              Exhibit 10.1b(8)

                     EIGHTH AMENDMENT TO CREDIT AGREEMENT


       THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 20, 2001, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                  RECITALS:

       WHEREAS the Borrower, certain Lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998, the Second Amendment to Credit Agreement, dated as of March 15, 1999, the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999, the Fourth Amendment to Credit Agreement, dated as of December 21, 1999, the Fifth Amendment and Waiver to Credit Agreement, dated as of March 29, 2000, the Sixth Amendment to Credit Agreement, dated as of November 30, 2000 and the Seventh Amendment to Credit Agreement, dated as of March 15, 2001 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

       WHEREAS, the Borrower has requested the Lenders to effect certain amendments to the Credit Agreement and the Lenders are willing to do so to the extent provided herein;

       WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

       NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

       SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.

       1.01.  Changes to Definitions.

       (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definition:

                          "Keep Well Period Termination Date"
               shall mean the earlier to occur of (i) July 1, 2002 and


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               (ii) the date on which the Agent and the Borrower shall have received written notice from SDI that SDI is terminating its commitment under the Commitment Letter, dated January 1, 2001, as amended July 20, 2001, from SDI to the Borrower.

       (b) Section 1.01 of the Credit Agreement is hereby further amended by adding thereto, in appropriate alphabetical sequence, the following definition:

                          "SDI July 2001 Limited Guaranty" shall
               mean the Guaranty and Suretyship Agreement, dated on or about the date of the Eighth Amendment to this Agreement and in substantially the form set forth on Exhibit A to such Amendment, executed and delivered by SDI to the Lenders and the Agent.

       (c) Section 1.01 of the Credit Agreement is hereby further amended by adding to the definition of the term "Loan Documents" appearing therein, immediately after the phrase "the SDI Limited Guaranty," appearing therein, the phrase "the SDI July 2001 Limited Guaranty,".

       1.02. Amendments with Respect to Commencement of Borrowing Base Requirement.

       (a) Section 2.01(a) of the Credit Agreement is hereby amended by deleting the words "From and after October 31, 2001" appearing at the beginning of the second sentence thereof and inserting in lieu of such words the words: "From and after the Keep Well Period Termination Date".

       (b) Section 2.10(a) of the Credit Agreement, relating to mandatory prepayments, is hereby amended by deleting the words "If on any date after October 30, 2001 on which any Borrowing Base Certificate is required to be furnished" and inserting in lieu of such words the words: "If on any date on or after the Keep Well Period Termination Date on which any Borrowing Base Certificate is required to be furnished".

       1.03.  Amendments with respect to Financial Covenants.

       (a) The definition of the term "Financial Covenant Date" appearing in Section 1.01 of the Credit Agreement is amended by deleting the date "September 30, 2001" appearing therein and inserting in lieu thereof the phrase "the Keep Well Period Termination Date".

       (b) Section 6.01(b) of the Credit Agreement is hereby amended to read as follows:



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                          (b) Fixed Charge Coverage Ratio. As of the last day of
               each fiscal quarter commencing with the First Measurement Quarter (as defined below) (each such last day of the fiscal quarter being called a "test day"), the Fixed Charge Coverage Ratio for the Measurement Period (as defined below) ending on such test day shall not be less than 1.0 to 1. The "First Measurement Quarter" shall be (x) the fiscal quarter ending September 30, 2002, if the Keep Well Period Termination Date is July 1, 2002 or (y) the fiscal quarter immediately preceding the quarter in which the Keep Well Period Termination Date occurs, if the Keep Well Period Termination Date occurs before July 1, 2002. For purposes of this
               Section 6.01(b), "Measurement Period" shall mean (i) the First Measurement Quarter, (ii) the two consecutive fiscal quarters of which the First Measurement Quarter is the first, (iii) the three consecutive fiscal quarters of which the First Measurement
               Quarter is the first, (iv) the four consecutive fiscal quarters of which the First Measurement Quarter is the first and (v) each succeeding period of four consecutive fiscal quarters.

       (c) Section 6.01(c) of the Credit Agreement is hereby amended to read as follows:

                          (c) Negative EBITDA. As of June 30,
               2001, as of the last day of the fiscal quarter immediately preceding the quarter in which the Keep Well Period Termination Date occurs (unless the Keep Well Period Termination Date is July 1, 2002) and as of the last day of the fiscal quarter in which the Keep Well Period Termination Date occurs, cumulative negative EBITDA of the Borrower for the period from January 1, 1998 through such date shall not exceed $37,500,000.


       1.04. Amendments with respect to Interest Payment Dates. Section 2.11 of the Credit Agreement is hereby amended (i) by deleting the words "on each Regular Payment Date" appearing at the end of the first sentence of such Section and inserting thereof "on the last day of each calendar month" and
(ii) by deleting the words "longer than three months, also every third month" appearing in the second sentence of such Section




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and inserting in lieu thereof the words "longer than one month, also every month".

       1.05.   Amendment with respect to Proceeds of Advances from SDI.
Section 5.09 of the Credit Agreement is hereby amended by adding at the end thereof, as a new last sentence, the following:

               From and after execution and delivery of the Eighth Amendment to this Agreement, the Borrower will retain sufficient cash on hand and/or availability under SDI's commitment letter dated January 1, 2001, as amended July 20, 2001, to enable the Borrower to pay interest on the Loans through June 30, 2002 in amounts and at times consistent with the projections delivered by the Borrower to the Lenders during the week of July 9, 2001.

       SECTION 2. DIRECTIONS TO AGENT. The Required Lenders hereby direct the Agent to execute and deliver this Amendment.

       SECTION 3. EFFECTIVENESS. The terms of this Amendment hereof shall become effective, as of the date of this Amendment, upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders and the receipt by the Agent of the following:

               (i) an amendment (in the form set forth as Exhibit B to the Amendment) to the commitment letter of SDI, dated January 1, 2001 and addressed to the Borrower, increasing the amount of SDI's commitment thereunder from $35,000,000 to $55,000,000 (such amounts reflecting the prior conversion of $40,000,000 of debt to equity), executed and delivered by SDI;

               (ii) a Guaranty and Suretyship Agreement (referred to in the amendatory text above as the SDI July 2001 Limited Guaranty) executed and delivered by SDI in the form set forth as Exhibit A to this Amendment (it being noted that such Guaranty is in addition to, and not in replacement of, the Guaranty delivered by SDI in connection with the Seventh Amendment to the Credit Agreement); and

               (iii) such certificates of the Borrower and SDI (as to, among other things, corporation action and incumbency), legal opinions and other




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               documents with respect to the transactions contemplated by this
               Amendment as the Agent or any Lender may request.

       SECTION 4. MISCELLANEOUS. (a) The Credit Agreement, as amended or modified by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Amendment.

       (b) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

       (c) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



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               IN WITNESS WHEREOF, the parties hereto, by their officers
thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.



                                             IRON DYNAMICS, INC.



                                             By
                                               -------------------------------
                                             Title:




                                             MELLON BANK, N.A., as Lender,
                                               as Issuing Bank and as Agent


                                             By
                                               -------------------------------
                                             Title:




                                             KREDITANSTALT FUR WIEDERAUFBAU



                                             By
                                               -------------------------------
                                             Title:

                                             By
                                               -------------------------------
                                             Title:




                                             COMERICA BANK



                                             By
                                               -------------------------------
                                             Title:





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                                             NATIONAL CITY BANK, INDIANA



                                             By
                                               -------------------------------
                                             Title:




                                             LASALLE BANK NATIONAL
                                                 ASSOCIATION



                                             By
                                               -------------------------------
                                             Title: